Exhibit 10.10

FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT

This FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is made and entered into as of December 14, 2020, by and among Texas Pacific Land Trust (the “Trust”), on the one hand, and Horizon Kinetics LLC (“Horizon Kinetics”) and Horizon Kinetics Asset Management LLC (together with Horizon Kinetics and collectively with their Affiliates, “Horizon”), SoftVest Advisors, LLC (“SoftVest Advisors”) and SoftVest, L.P. (together with SoftVest Advisors, their respective Affiliates and Horizon, the “Investor Group”), and Mission Advisors, LP (together with the Investor Group and its members, collectively, the “Stockholders”), on the other hand. The Trust and the Stockholders are each herein referred to as a “party” and collectively as the “parties.” Capitalized terms used but not defined herein shall have the meaning set forth in the Stockholders Agreement (as defined below) for such term.

WHEREAS, the parties previously entered into that certain Stockholders’ Agreement, dated June 11, 2020 (the “Stockholders’ Agreement”);

WHEREAS, pursuant to Section 11(a)(i)(C) of the Stockholders’ Agreement, subject to certain terms and conditions, the Stockholders’ Agreement shall terminate, if the Distribution Time has not yet occurred, on December 31, 2020 (the “Outside Date”); and

WHEREAS, the parties desire to amend the Stockholders’ Agreement to provide that the Outside Date be January 31, 2021.

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1. Section 11(a)(i)(C) of the Stockholders’ Agreement is hereby deleted in its entirety and replaced with the following words: “January 31, 2021 (the “Outside Date”)”.

2. This Amendment modifies the Stockholders’ Agreement only to the extent set forth herein. Except as specifically amended by this Amendment, the Stockholders’ Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed. In the event of any conflict between the terms of this Amendment and the Stockholders’ Agreement, this Amendment shall control.

3. This Amendment, and any disputes arising out of or related to this Amendment (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of laws principles that would require the application of laws of another jurisdiction.

4. This Amendment may be executed in one or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Signatures to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.

5. This Amendment shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each party.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has executed this Amendment, or caused the same to be executed by its duly authorized representative, as of the date first above written.

TEXAS PACIFIC LAND TRUST

By:	/s/ David E. Barry
Name:	David E. Barry
Title:	Trustee

By:	/s/ John R. Norris III
Name:	John R. Norris III
Title:	Trustee

SIGNATURE PAGE TO FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT

Horizon Kinetics LLC

By:	/s/ Jay Kesslen
Name:	Jay Kesslen
Title:	General Counsel

Horizon Kinetics Asset Management LLC

By:	/s/ Jay Kesslen
Name:	Jay Kesslen
Title:	General Counsel

SIGNATURE PAGE TO FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT

SoftVest Advisors, LLC

By:	/s/ Eric L. Oliver
Name:	Eric L. Oliver
Title:	President

SoftVest, L.P.

By:	/s/ Eric L. Oliver
Name:	Eric L. Oliver
Title:	President

SIGNATURE PAGE TO FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT

Mission Advisors, LP

By:	/s/ Dana F. McGinnis
Name:	Dana F. McGinnis
Title:	Chief Investment Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT